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                                   EXHIBIT 24





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                               CENTURA BANKS, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of CENTURA BANKS, INC., a North Carolina corporation (the "Company"), hereby constitutes and appoints JOSEPH A. SMITH, JR., General Counsel and Corporate Secretary of the Company, with full power of substitution, as his true and lawful attorney and agent, for him and in his name, place, and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (and any other applicable federal, state, and local laws), and any rules and regulations and requirements of the Securities and Exchange Commission (and other applicable rules and regulations and requirements) in respect thereof in connection with the registration under the Securities Act of 1933, as amended (or other applicable laws), of securities of the Company issuable or deliverable pursuant to the Company's assumed stock option plans related to its acquisition of FirstSouth Bank, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any capacity, to a Company registration statement on Form S-8 to be filed with the Securities and Exchange Commission in respect of such securities, and any and all amendments to the said registration statement, and any and all instruments and documents filed as a part of or executed in connection with the said registration statement or any amendments thereto, and to file the same with the Securities and Exchange Commission; hereby ratifying and confirming all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof. Any prior powers of attorney previously granted by us for the above purpose are hereby revoked.

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         IN WITNESS WHEREOF, each of the undersigned has subscribed



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these presents as of June 19, 1996.

/s/ Robert R. Mauldin                        /s/ Cecil W. Sewell, Jr.
-------------------------------              --------------------------------
Robert R. Mauldin                            Cecil W. Sewell, Jr.
Chairman of the Board, Director              Director, President, and Chief
  and Chief Executive Officer                Operating Officer


/s/ Frank L. Pattillo                        /s/ William H. Wilkerson
-------------------------------              --------------------------------
Frank L. Pattillo                            William H. Wilkerson
Director, Group Executive                    Director and Group Executive
  Officer, and Chief Financial               Officer
  Officer


/s/ H. Tate Bowers                           /s/ William H. Kincheloe
-------------------------------              --------------------------------
H. Tate Bowers, Director                     William H. Kincheloe, Director


/s/ O. Tracy Parks, III                      /s/ J. Richard Futrell, Jr.
-------------------------------              --------------------------------
O. Tracy Parks, III, Director                J. Richard Futrell, Jr.,
                                             Director

/s/ Richard H. Barnhardt                     /s/ Charles T. Lane
-------------------------------              --------------------------------
Richard H. Barnhardt, Director               Charles T. Lane, Director


/s/ Thomas A. Betts, Jr.                     /s/ C. Wood Beasley
-------------------------------              --------------------------------
Thomas A. Betts, Jr., Director               C. Wood Beasley, Director


/s/ Alexander P. Thorpe, III                 /s/ William H. Redding, Jr.
-------------------------------              --------------------------------
Alexander P. Thorpe, III,                    William H. Redding, Jr.,
Director                                     Director


/s/ John H. High                             /s/ Robert L. Hubbard
-------------------------------              --------------------------------
John H. High, Director                       Robert L. Hubbard, Director


/s/ Charles M. Reeves, III                   /s/ Ernest L. Evans
-------------------------------              --------------------------------
Charles M. Reeves, III, Director             Ernest L. Evans, Director




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/s/ William D. Hoover                        /s/ Jack A. Moody
-------------------------------              --------------------------------
William D. Hoover, Director                  Jack A. Moody, Director


/s/ Clifton H. Moore                         /s/ Joseph H. Nelson
-------------------------------              --------------------------------
Clifton H. Moore, Director                   Joseph H. Nelson, Director


/s/ George T. Stronach, III                  /s/ Joseph L. Wallace, Jr.
-------------------------------              --------------------------------
George T. Stronach III, Director             Joseph L. Wallace, Jr., Director


/s/ Charles P. Wilkins
-------------------------------
Charles P. Wilkins, Director